Exhibit 10.7

FOURTH AMENDMENT

TO CONSTRUCTION LOAN AGREEMENT

This FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (this “Agreement”), dated as of July 26, 2007, is entered into by and among the following parties:

(a) TIETEK LLC, a Delaware limited liability company (the “Borrower”);

(b) NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation (the “Company”), and TIETEK TECHNOLOGIES, INC., a Texas corporation (“TTT”) (the Company and TTT shall be collectively referred to as the “Borrower Affiliates” and the Borrower Affiliates and the Borrower shall be collectively referred to as the “Borrower Group”); and

(c) OPUS 5949 LLC (formerly known as Tie Investors, LLC), a Texas limited liability company (the “Lender” and, together with the Borrower Group, the “Parties”).

RECITALS

A. The Borrower, the Borrower Affiliates, and the Lender entered into that certain Construction Loan Agreement, dated as of February 5, 2004, as amended by (1) that certain Release, dated February 22, 2005, by and among the Parties, (2) that certain Limited Waiver and First Amendment to Construction Loan Agreement dated July 7, 2005, (3) that certain Second Amendment to Construction Loan Agreement dated December 29, 2005, and (4) that certain Third Amendment to Construction Loan Agreement dated September 18, 2006 (as so amended, the “Loan Agreement”), pursuant to which the Lender agreed to make available to the Borrower Group certain financial accommodations and modifications to the Loan Documents.

B. The Borrower and the Borrower Affiliates have requested that, subject to the terms, conditions, covenants and limitations contained in this Agreement, the Lender amend certain terms and conditions of the Loan Agreement and the Note to permit the Borrower to obtain additional financing that will be subordinate to the Loan (as defined in the Loan Agreement, as amended hereby) on the terms set forth below.

C. The Lender has agreed to the actions described in Paragraph B preceding, in each instance upon and subject to the terms, conditions, covenants and limitations contained in this Agreement.

ACKNOWLEDGMENTS:

(a) The Borrower and the Borrower Affiliates hereby acknowledge and agree to the accuracy of all Recitals included in this Agreement.

(b) The Borrower and the Borrower Affiliates acknowledge and agree that all amounts advanced to, or for the benefit of, the Borrower, including, but not limited to, the Loan prior to the date hereof are, and shall continue to be, obligations under the Loan Documents (the “Obligations”) and subject to all the terms and conditions in the Loan Agreement and the other Loan Documents, in each instance as amended and modified by this Agreement.

(c) The Borrower and the Borrower Affiliates acknowledge and agree that (i) as of July 25, 2007, the outstanding principal and accrued but unpaid amount of the Obligations is $14,070,777.78, of which $14,000,000.00 is the amount of outstanding principal of the Prior Note, $70,777.78 is the amount of accrued but unpaid interest thereon; and (ii) the Obligations are enforceable against the Borrower without offset, reduction, or counterclaim.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree to the above Recitals, Acknowledgments and as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Loan Agreement.

2. AMENDMENTS TO LOAN DOCUMENTS.

2.1 The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Debentures” the 8% Convertible Debentures of the Company in the original principal amount of up to $3,000,000, issued pursuant that certain Securities Purchase Agreement dated as of July 24, 2007 (the “July 2007 SPA”).

“Loan Documents” This Agreement, the Limited Waiver and First Amendment to Construction Loan Agreement dated as of July 7, 2005, the Second Amendment to Construction Loan Agreement dated as of December 29, 2005, the Third Amendment to Construction Loan Agreement dated as of September 18, 2006, this Fourth Amendment to Construction Loan Agreement dated as of the date hereof, the Note, the Deed of Trust, the Security Agreement, the Patent Security Agreement, the Intercreditor Agreement, the Voting Agreement, the Non-Compete Agreement, the NATK Royalty Agreement, the TieTek Royalty Agreement, the Membership Pledge Interest Agreements, the Solvency Certificates, and any other documents to be executed by Borrower or any of their respective shareholders pertaining to the Loan, and as the same may be amended from time to time.

“Note” collectively, (i) that certain Amended and Restated Promissory Note, dated as of July 7, 2005, in the stated principal amount of $14,000,000 made by TieTek LLC, payable to the order of the Lender, as amended by the First Amendment dated December 29, 2005, Second Amendment dated September 18,

2006 and Third Amendment dated July 26, 2007, (ii) any other promissory notes evidencing any portion of the Loan, including any instruments amended and restated by the instrument referred to in clause (i) immediately preceding, and (iii) any promissory notes or other agreement evidencing any renewals, extensions, increases, amendments, modifications, restatements or payment-in-kind in respect of any of the foregoing.”

2.2 All references to the “Loan Agreement” or the “Construction Agreement” or other similar terms intended to refer to the Loan Agreement in each of the Loan Documents and in any other documents or agreements by, between or among any of the Borrower Group and their respective affiliates, and or for the benefit of the Lender will from and after the date hereof refer to the Loan Agreement, as amended hereby, and all obligations of the Borrower Group under the Loan Agreement, as amended hereby, shall be secured by and be entitled to the benefits of said Loan Documents and such other documents and agreements. All Loan Documents heretofore executed by all or any of the Borrower Group shall remain in full force and effect to secure the Loan (as defined in the Loan Agreement), and such Loan Documents, as amended hereby, are hereby ratified and affirmed.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Agreement is subject to the fulfillment of each of the following terms and conditions to the satisfaction of Lender in its sole discretion at or before 2:00 p.m. (Dallas time) July 26, 2007.

3.1 The Lender shall have received fully executed copies of the July 2007 SPA among the Company and certain purchasers of Debentures issued pursuant to the July 2007 SPA, in form and substance satisfactory to Lender.

3.2 The Lender shall have received a legal opinion of the Borrower’s counsel in form and substance satisfactory to the Lender as to much matters as Lender may request with respect to each member of the Borrower Group, this Agreement, the Loan Agreement, the other Loan Documents and each agreement and instrument delivered in connection with, or contemplated by, this Agreement.

3.3 The Lender shall have received evidence satisfactory to the Lender that each Purchaser (as defined in the July 2007 SPA) has funded the Applicable Subscription Amount (as defined in the July 2007 SPA).

3.4 The Lender shall have received the Third Amendment to Amended and Restated Promissory Note in form of attached hereto as Exhibit A, appropriately executed by TieTek LLC.

4. LENDER CONSENT AND WAIVER. By execution hereof, Lender hereby consents to (i) the payment of PIK Interest on the Note in NATK Shares for the interest payments due April 1, 2007 and July 1, 2007 and for any interest that accrued from July 1, 2007 through the date of this Agreement; (ii) the payment of PIK Interest on the Note at the Applicable Rate of 700 base points per annum for interest payments due April 1, 2007 and July 1, 2007 and for any interest accrued from July 1, 2007 through the date of this Agreement and waives any default under the Loan Documents or Loan Agreement that may have resulted therefrom; (iii) the transactions contemplated in the July 2007 SPA; and (iv) the amendment of the Note to amend and restate the definition of “Debenture Termination Date.”

5. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

5.1 The terms and provisions set forth in this Agreement shall supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly set forth in this Agreement, the terms and provisions of the Loan Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Parties hereto agree that the Loan Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

5.2 The Borrower and the Borrower Affiliates hereby represent and warrant to the Lender as follows:

(a) the execution, delivery and performance of this Agreement and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite action on the part of the Borrower and the Borrower Affiliates and will not violate (i) the Regulations of the Borrower; or (ii) the articles of incorporation or bylaws of either of the Borrower Affiliates;

(b) the representations and warranties contained in this Agreement, the Loan Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(c) no Default or Event of Default under the Loan Agreement or the Loan Documents have occurred or are continuing, unless such Default or Event of Default has been specifically waived in writing by the Lender;

(d) the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of the Borrower or either of the Borrower Affiliates, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Borrower or either of the Borrower Affiliates, or (iii) constitute a violation by the Borrower or the Borrower Affiliates of any law or regulation of any jurisdiction applicable to the Borrower or the Borrower Affiliates;

(e) this Agreement was reviewed by the Borrower and the Borrower Affiliates, who acknowledge and agree that the Borrower and the Borrower Affiliates (i) understand fully the terms of this Agreement and the consequences of the issuance hereof, (ii) have been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as the Borrower or the Borrower Affiliates may wish, and (iii) have entered into this Agreement of their own free will and accord and without threat or duress; and

(f) this Agreement and all information furnished to the Lender are made and furnished in good faith, for value and valuable consideration; and this Agreement has not been made or induced by any fraud, duress or undue influence exercised by the Lender, or any other person.

6. MISCELLANEOUS.

6.1 Misrepresentation. The Borrower shall indemnify and hold the Lender harmless from and against any losses, damages, costs and expenses (including attorneys’ fees) incurred by the Lender as a direct or indirect result of (i) breach of any representation or warranty contained in this Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Agreement.

6.2 Covenants and Agreements. The Borrower and the Borrower Affiliates hereby agree and acknowledge that the Borrower is truly indebted to the Lender for the Obligations (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents and hereby agree to observe, comply with and perform all of the obligations, terms, and conditions under or in connection with the Loan Agreement and the Loan Documents.

6.3 Ratification of Liens and Security Interests. The Borrower and the Borrower Affiliates hereby acknowledge and agree that the liens and security interests granted pursuant to or otherwise in connection with the Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by the Lender in writing and as otherwise permitted under the Loan Agreement or the Loan Documents.

6.4 No Waiver. The Borrower and the Borrower Affiliates agree that nothing contained in this Agreement shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. The Lender further reserves all of its rights and remedies under the Loan Agreement and the Loan Documents, except as expressly modified herein.

6.5 Survival of Representations and Warranties. Except as provided otherwise in this Agreement, all representations and warranties made in the Loan Agreement or any of the Loan Documents including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement, and no investigation by the Lender or any subsequent event shall affect the representations and warranties or the right of the Lender to rely upon them.

6.6 Expenses of the Lender. The Borrower agrees to pay on demand all costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Agreement and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel.

6.7 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.8 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

6.10 No Commitment. The Borrower and the Borrower Affiliates agree the Lender has made no commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth in this Agreement. The Borrower and the Borrower Affiliates warrant and represent that neither the Borrower nor the Borrower Affiliates will rely on any commitment or other agreement on the part of the Lender unless such commitment or agreement is in writing and signed by the Lender.

6.11 Survival. All representations, warranties, covenants and agreements of the Parties made in this Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the Parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

6.12 Time of Essence. The Parties to this Agreement have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the Parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the Parties agree and acknowledge that time is of the essence to this Agreement.

6.13 Law Governing. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

6.14 Consent to Jurisdiction. EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. THE PARTIES HEREBY AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT,

ACTION OR PROCEEDING IN ANY TEXAS OF FEDERAL COURT SITTING IN DALLAS, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND SERVICE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS, TEXAS AND FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

6.15 Waiver; Modification. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF THE LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

6.16 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

6.17 Final Agreement. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. NEITHER THIS AGREEMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.18 Release. EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF THE BORROWER TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER OR ITS RESPECTIVE AFFILIATES, PARTNERS, PARTICIPANTS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER AND THE BORROWER AFFILIATES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER AND ITS AFFILIATES, PARTICIPANTS, PREDECESSORS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IN EACH CASE WHICH EITHER THE BORROWER OR ANY OF THE BORROWER AFFILIATES MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, AND ITS RESPECTIVE AFFILIATES, PARTNERS, PARTICIPANTS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. THE BORROWER AND THE BORROWER AFFILIATES HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST THE LENDER, AND ITS RESPECTIVE AFFILIATES, PARTICIPANTS, AGENTS, ATTORNEYS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO THE LENDER’S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS ORIGINATING ON OR PRIOR TO THE DATE HEREOF IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF THE BORROWER TO THE LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

6.19 Agreement Binding on the Borrower and the Borrower Affiliates. The Borrower and the Borrower Affiliates agree that this Agreement will be binding on the Borrower and the Borrower Affiliates and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by the Borrower or any of the Borrower Affiliates (whether voluntarily, involuntarily or by operation of law) without the prior written consent of the Lender.

IN WITNESS WHEREOF, the Borrower, the Borrower Affiliates, and the Lender have caused this Agreement to be executed and delivered as of the date first written.

BORROWER:

TIETEK LLC, a Delaware limited liability company

By:	/s/ Mahesh Shetty
Name:	Mahesh Shetty
Title:	CFO North American Technologies Group, Inc., sole
shareholder of TieTek Technologies, Inc. the sole Member of TieTek, LLC

BORROWER AFFILIATES:

NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation

By:	/s/ Mahesh Shetty
Name:	Mahesh Shetty
Title:	CFO

TIETEK TECHNOLOGIES, INC., a Texas corporation

By:	/s/ Mahesh Shetty
Name:	Mahesh Shetty
Title:	CFO North American Technologies Group, Inc., sole
shareholder of TieTek Technologies, Inc.

LENDER:

OPUS 5949 LLC (fka Tie Investors LLC), a Texas limited liability company)

By:	Sammons VPC, Inc., Manager
Name:	/s/ Heather Kreager
Title:	Vice President